UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2015

EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Contribution, Conveyance and Assumption Agreement

On April 17, 2015, Exterran Partners, L.P. (the “Partnership”, “our”, “us” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran Holdings, Inc. (“EXH”), Exterran Energy Solutions, L.P. (“EESLP”), EES Leasing LLC (“EES Leasing”), EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”) and EXLP Leasing LLC (“EXLP Leasing”). The Contribution Agreement provides for, among others, the following transactions (collectively, the “Transactions”):

1.                                      A series of conveyances, contributions and distributions by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing of: (a) specified compression services customer contracts and compression equipment used to provide compression services under those contracts and (b) certain other compression equipment that was being leased by us from EES Leasing;

2.                                      Our issuance to MLP LP LLC of 3,963,138 common units representing limited partner interests in the Partnership (“Common Units”); and

3.                                      Our issuance to GP, our general partner, of 80,341 general partner units in the Partnership.

The foregoing summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Sixth Amendment to Third Amended and Restated Omnibus Agreement

In connection with the completion of the Transactions described in this Item 1.01 above, on April 17, 2015, we entered into a Sixth Amendment to Third Amended and Restated Omnibus Agreement (the “Omnibus Amendment”) with EXH, EESLP, GP LLC, GP and EXLP Operating.  The omnibus agreement governs several relationships between us and EXH, including:

1.              Certain agreements not to compete between us and our affiliates, on the one hand, and EXH and its affiliates, on the other hand;

2.              EXH’s obligation to provide all operational staff, corporate staff and support services reasonably necessary to run our business and our obligation to reimburse EXH for the provision of such services;

3.              The terms under which we, EXH and our respective affiliates may transfer compression equipment;

4.              The terms under which we may purchase newly-fabricated compression equipment from EXH’s affiliates;

5.              EXH’s licensing of certain intellectual property to us, including our and EXH’s logos; and

6.              Our obligation to indemnify EXH for certain liabilities, and EXH’s obligation to indemnify us for certain liabilities.

The omnibus agreement is hereby incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 4, 2011, Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 7, 2012, Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 2, 2013, Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 6, 2014 and Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 4, 2014.  The description of the omnibus agreement is incorporated by reference to our Current Report on Form 8-K filed on June 13, 2011, our Current Report on Form 8-K filed on March 13, 2012, our Current Report on Form 8-K filed on April 3, 2013 and our Current Report on Form 8-K filed on April 15, 2014.

The Omnibus Amendment amends the omnibus agreement to restate the schedules which identify the customers of Exterran Holdings and its subsidiaries (other the Partnership and its subsidiaries), on the one hand, and  the Partnership and its subsidiaries, on the other hand.

Relationships

Each of the parties to the Contribution Agreement and the omnibus agreement, other than EXH, is a direct or indirect subsidiary of EXH. As a result, certain individuals, including officers and directors of EXH and GP LLC, serve as officers and/or directors of more than one of such entities. Also, EXH holds (as of the date of this Form 8-K, after giving effect to the common units issued to EXH in connection with the completion of the Transactions described in Item 1.01, above) an approximate 39% limited partner interest in us through its subsidiaries and an approximate 2% general partner interest and incentive distribution rights in us through its indirect ownership of GP, our general partner.

Item 3.02                                           Unregistered Sales of Equity Securities

The description in Item 1.01 above of our issuance of Common Units to MLP LP LLC in connection with the consummation of the Transactions is incorporated herein by reference. The issuance of the Common Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2), as a transaction by an issuer not involving a public offering.

Item 7.01                                           Regulation FD Disclosure

On April 20, 2015, we announced the consummation of the Transactions described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1

Contribution, Conveyance and Assumption Agreement, dated April 17, 2015, by and among Exterran Holdings, Inc., Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated April 20, 2015

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

April 20, 2015	By:	/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1

Contribution, Conveyance and Assumption Agreement, dated April 17, 2015, by and among Exterran Holdings, Inc., Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated April 20, 2015

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.